                                                                 Exhibit 10.2(b)



                    FIRST AMENDMENT TO SHAREHOLDER AGREEMENT
                    ----------------------------------------


         This Agreement is made as of March 26, 2001 (the "AMENDMENT") among NOMOS CORPORATION, a Delaware corporation (the "COMPANY"), and the persons listed on the signature pages hereto (each a "SHAREHOLDER", and collectively, the "SHAREHOLDERS").

                                    PREAMBLE

         The Shareholders and the Company desire to amend the Shareholder Agreement dated March 2, 2001 (the "SHAREHOLDER AGREEMENT") in order to provide that Article Fourth, Section E.2(b) of the Company's Amended and Restated Certificate of Incorporation (the "RESTATED CERTIFICATE") be amended to reflect that the approval of the holders of at least 75% of the outstanding shares of the Series C Preferred Stock of the Company be required for the taking of certain actions described therein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    AGREEMENT

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Shareholder Agreement.

         2. AMENDMENT TO RESTATED CERTIFICATE. Notwithstanding the provisions of Article Fourth, Section E.2(b) of the Restated Certificate, the Company and the Shareholders agree that so long as at least 300,000 shares of the Series C Preferred Stock remain outstanding, then, unless the consent or approval of a `greater number of shares shall then be required by law, without first obtaining the approval of the holders of at least 75% of the number of shares of the Series C Preferred Stock at the time outstanding, given either by vote or written consent, voting or consenting as a distinct and separate class, the Company shall not take any of the actions described in Article Fourth, Sections E.2(b)(i) - (v). Each Shareholder shall vote the Shares owned by such Shareholder or over which it has voting control in a manner which will carry out the intent of the foregoing.

         3. REVISED SCHEDULE A. The Parties hereto acknowledge and agree that the revised SCHEDULE A attached hereto represents the current shareholdings of each Shareholder as of the date hereof.

         4. EFFECT ON OTHER PROVISIONS. All other provisions of the Shareholder Agreement shall remain in full force and effect.

         5. MISCELLANEOUS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns. This Amendment shall not be waived, changed or discharged, except by written agreement as provided in Section 9(b) of the Shareholder Agreement. This Amendment is executed in and shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania. This Amendment may be executed in any number of counterparts all of which shall be considered one and the same Amendment.

                                                                 Exhibit 10.2(b)


         IN WITNESS WHEREOF, this Amendment to Shareholder Agreement has been executed as of the date first above written.

                                  COMPANY

                                  NOMOS CORPORATION


                                  By:   /s/  John W. Manzetti
                                     ------------------------------------------
                                  Title:   President & COO
                                        ---------------------------------------

                                  FOUNDER

                                       /s/ John A. Friede
                                  ---------------------------------------------
                                    John A Friede


                                  SHAREHOLDERS

                                  CORPORATE OPPORTUNITIES FUND, L.P.
                                  CORPORATE OPPORTUNITIES FUND
                                  (INSTITUTIONAL), L.P.

                                  By:  SMM Corporate Management, LLC,
                                  General Partner


                                 By:     /s/ Robert Weinstein
                                    -------------------------------------------
                                             Robert Weinstein, Manager


                                  CROSS ATLANTIC PARTNERS
                                  CROSS ATLANTIC PARTNERS II
                                  CROSS ATLANTIC PARTNERS III


                                  By:   /s/  JOHN L. CASSIS
                                     ------------------------------------------
                                  Title:   Partner


                                        /s/ Howard Silverman
                                  ---------------------------------------------
                                       Howard Silverman


                                        /s/ Phyllis Silverman
                                  ---------------------------------------------
                                        Phyllis Silverman

                                   SCHEDULE A


                                  SHAREHOLDERS
                                  ------------


Corporate Opportunities Fund, L.P.:     219,500 Series C Preferred

Corporate Opportunities Fund (Institutional), L.P.:  1,180,500 Series C
                                                     Preferred

Cross Atlantic Partners:        184,500 Common
                                143,500 Series A Preferred
                                344,400 Series C Preferred

Cross Atlantic Partners II:      90,000 Common
                                 70,000 Series A Preferred
                                168,000 Series C Preferred

Cross Atlantic Partners III:    175,500 Common
                                136,500 Series A Preferred
                                327,600 Series C Preferred

John A. Friede:   2,337,932 Common
                  3,689,140 Series B Preferred

Howard Silverman:   111,982 Series C Preferred

                                                                 Exhibit 10.2(b)




                                   JOINDER TO
                              SHAREHOLDER AGREEMENT


     In connection with the issuance to the undersigned by NOMOS CORPORATION, a Delaware corporation (the "Company") of 111,982 shares of Class C Convertible Preferred Stock, par value $.0001 per share, of the Company (the "Shares"), the undersigned hereby agrees as follows:

            1. The Shares issued to the undersigned are deemed to be "Shares" under and as defined in that certain Shareholder Agreement dated as of March 2, 2001 among the Company and the shareholder signatories thereto, a copy of which is attached hereto as EXHIBIT A (the "Shareholder Agreement").

            2. By signing this Agreement the undersigned confirms that he is a "Shareholder" under and as defined in the Shareholder Agreement and agrees to be bound by all terms of the Shareholder Agreement. The undersigned shall have all of the rights and obligations of a Shareholder thereunder.

            3. The undersigned confirms that he is not an "institutional investor" for purposes of Section 7 of the Shareholder Agreement.

     WITNESS the due execution hereof as of March 26, 2001 with the intent to be legally bound.


                                          /s/ Howard Silverman
                                       -----------------------------------------
                                       Howard Silverman


                                          /s/ Phyllis Silverman
                                       -----------------------------------------
                                       Phyllis Silverman

                                                                 Exhibit 10.2(b)


                                   JOINDER TO
                              SHAREHOLDER AGREEMENT


     In connection with the issuance to the undersigned by NOMOS CORPORATION, a Delaware corporation (the "Company") of 280,000 shares of Series C Convertible Preferred Stock, par value $.0001 per share, of the Company (the "Series C Shares"), the undersigned hereby agrees as follows:

            1. The Series C Shares issued to the undersigned and such other shares of capital stock of the Company owned by the undersigned are deemed to be "Shares" under and as defined in that certain Shareholder Agreement dated as of March 2, 2001, as amended, among the Company and the shareholder signatories thereto, a copy of which is attached hereto as EXHIBIT A (the "Shareholder Agreement").

            2. By signing this Agreement the undersigned confirms that he is a "Shareholder" under and as defined in the Shareholder Agreement and agrees to be bound by all terms of the Shareholder Agreement. The undersigned shall have all of the rights and obligations of a Shareholder thereunder.

            3. The undersigned confirms that he is not an "institutional investor" for purposes of Section 7 of the Shareholder Agreement.

     WITNESS the due execution hereof as of March 30 , 2001 with the intent to be legally bound.


                                        SMH NOMOS, L.L.C.


                                        By:    /s/ Bruce R. McMaken
                                           -------------------------------------
                                        Title:   President
                                              ----------------------------------

                                                                 Exhibit 10.2(b)



                                   JOINDER TO
                              SHAREHOLDER AGREEMENT


     In connection with the issuance to the undersigned by NOMOS CORPORATION, a Delaware corporation (the "Company") of 237 shares of Series C Convertible Preferred Stock, par value $.0001 per share, of the Company (the "Series C Shares"), the undersigned hereby agrees as follows:

            1. The Series C Shares issued to the undersigned and such other shares of capital stock of the Company owned by the undersigned are deemed to be "Shares" under and as defined in that certain Shareholder Agreement dated as of March 2, 2001, as amended, among the Company and the shareholder signatories thereto, a copy of which is attached hereto as EXHIBIT A (the "Shareholder Agreement").

            2. By signing this Agreement the undersigned confirms that he is a "Shareholder" under and as defined in the Shareholder Agreement and agrees to be bound by all terms of the Shareholder Agreement. The undersigned shall have all of the rights and obligations of a Shareholder thereunder.

            3. The undersigned confirms that he is not an "institutional investor" for purposes of Section 7 of the Shareholder Agreement.

     WITNESS the due execution hereof as of March 29 , 2001 with the intent to be legally bound.



                                          /s/ Andrew D. Zacks
                                        ----------------------------------------
                                        Andrew D. Zacks